MEDIA RELEASE

Exhibit 99.1

Rocket Lab Bolsters Neutron Rocket Program

with Purchase of Virgin Orbit

Long Beach California Assets

The purchase of a portion of Virgin Orbit’s assets includes the lease to one of its Long Beach facilities and critical manufacturing infrastructure to accelerate the production of Rocket Lab’s Neutron rocket, securing material savings on planned capital expenditures.

Long Beach, Calif. May 23, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a leading launch and space systems company, today announced it has been selected as a successful bidder and is finalizing an asset purchase agreement for the purchase of certain Long Beach California aerospace production and manufacturing assets from Virgin Orbit Holdings, Inc. and certain of its subsidiaries (“Virgin Orbit”) in Virgin Orbit’s Chapter 11 bankruptcy auction.

Rocket Lab’s successful bid of approximately $16.1 million includes the assumption of the lease to Virgin Orbit’s 144,000+ square foot headquarters and manufacturing complex at 4022 E. Conant St. in Long Beach, California (the “Conant Facility”), and certain production assets, machinery, and equipment located there. The successful bid does not include the purchase of Virgin Orbit’s Boeing 747 aircraft, launch vehicles or mobile launch assets for its rockets, or other Virgin Orbit facilities, inventory and assets. The purchase remains subject to finalizing the purchase agreement and approval of the United States Bankruptcy Court for the District of Delaware administering Virgin Orbit’s Chapter 11 bankruptcy cases and other customary closing conditions.

The combination of these assets with Rocket Lab’s existing production, manufacturing, and test capabilities is expected to advance the production of Rocket Lab’s larger launch vehicle, Neutron. Rocket Lab will not be integrating Virgin Orbit’s launch system within its existing launch services.

Rocket Lab CEO and Founder, Peter Beck, says: “Rocket Lab is a global industry leader in launch, and our new, larger rocket Neutron will bring added reliability, reusability, and innovation to the launch sector. With Neutron’s design and development well-advanced, this transaction represents a capital expenditure savings opportunity to augment our production capability to bring Neutron to the launch pad quickly to serve our customers and their future success. Securing the lease to the Conant Facility adds to our existing presence in Long Beach and provides co-located engineering, manufacturing, and test capabilities for our Neutron team.”

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

+ About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, the Photon satellite platform and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 161 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third pad in Virginia. To learn more, visit www.rocketlabusa.com.

+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this release, including statements regarding our expectations about the purchase of the Virgin Orbit assets, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to the satisfaction of closing conditions, closing and future use of the Virgin Orbit assets and Conant Facility; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

rocketlabusa.com | media@rocketlabusa.com